Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zayo Group Holdings, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, does hereby certify, to such each officer’s knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the periods covered by the Report.

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Date: February 7, 2018	By:	/s/ Dan Caruso
Dan Caruso
Chief Executive Officer

/s/
Date: February 7, 2018	By:	/s/ Matt Steinfort
Matt Steinfort
Chief Financial Officer